SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS CROCI® International Fund
Effective on or about December 1, 2019, the MSCI EAFE® Value Index will replace the MSCI EAFE® Index as the fund's primary benchmark index and will no longer serve as the fund's secondary benchmark index. The Advisor believes that the MSCI EAFE® Value Index better represents the fund's investment strategy and is therefore more suitable for performance comparison.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-115